                                3,500,000 Shares

                                TEREX CORPORATION

                                  Common Stock
                                (par value $.01)


                             UNDERWRITING AGREEMENT


                                                                   June 17, 1999



SALOMON SMITH BARNEY INC.
  Seven World Trade Center,
       New York, N.Y. 10048

Dear Sirs:

         1. Introductory. Terex Corporation, a Delaware corporation (the "Company"), proposes to issue and sell 3,500,000 shares of its Common Stock, par value $.01 per share ("Securities") (such 3,500,000 shares of Securities being hereinafter referred to as the "Firm Securities"). The Company also proposes to sell to the Underwriter (as defined below), at the option of the Underwriters, an aggregate of not more than 525,000 additional shares of its Securities (such 525,000 additional shares of Securities being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Company hereby agrees with the Underwriter named in Schedule A hereto ("Underwriter") as follows:

         2. Representations and Warranties of the Company.

                  (a) The Company represents and warrants to, and agrees with, the Underwriter that:

                      (i) A registration statement (No. 333-52933), including a basic prospectus, relating to certain of the Company's equity and debt securities and warrants and rights (including the Offered Securities) and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act") has been filed with the Securities and Exchange Commission ("Commission") and has been declared effective under the Act and the Offered Securities all have been duly registered under the Act pursuant to such registration statement. For purposes of this Agreement, "Effective Time" with respect to such registration statement means the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission. "Effective Date" with respect to such registration statement means the date of the Effective Time thereof. Such registration statement, as amended as of the date hereof, including all material incorporated by reference therein, is hereinafter referred to as the "Registration Statement". The basic prospectus included in such Registration Statement, as supplemented by the filing of a prospectus supplement (the "Prospectus Supplement") as contemplated by Section 5 hereof to reflect the terms of the offering of the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act (or if no such filing is required, as included in the Registration Statement), except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424(b), the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case, including all material incorporated by reference in such basic prospectus and Prospectus Supplement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                      (ii) On the Effective Date of the Registration Statement, the Registration Statement conformed in all material respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "TIA") and the published rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement and the basic prospectus included therein conform, and at the time of filing of the final Prospectus Supplement pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act, the TIA and the Rules and Regulations, and none of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. The preceding sentence does not apply to statements in or omissions from the Registration Statement or the Prospectus based upon written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. The Company's Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Company with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") did not include, as of their respective dates, any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.




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                      (iii) The Company has been duly incorporated and is an
existing corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                      (iv) Each subsidiary of the Company that (i) generates 5% or more of the revenues, (ii) generates 5% or more of the operating income, or
(iii) holds 5% or more of the assets, in each case, of the Company and its subsidiaries on a consolidated basis (each a "Significant Subsidiary"), has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus; and each Significant Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; all of the issued and outstanding capital stock of each Significant Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and, except as expressly disclosed or incorporated by reference in the Prospectus and except for (i) pledges in favor of Credit Suisse First Boston, as collateral agent for the lenders under the Company's Credit Agreement, dated as of March 6, 1998, among the Company, certain of its subsidiaries and the lenders named therein and (ii) the purchase money security interest in respect of 49% of the share capital of Gru Comedil SpA, the capital stock of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                      (v) The Offered Securities, when issued pursuant to this Agreement, will be, and all other outstanding shares of capital stock of the Company have been, duly authorized and validly issued, will be or are, as the case may be, fully paid and nonassessable, and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

                      (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.


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

                      (vii) Except for (a) that certain Registration Rights Agreement, dated as of December 9, 1994, by and among Randolph W. Lenz, David J. Langevin, Marvin B. Rosenberg and the Company, (b) that certain Warrant Registration Rights Agreement, dated as of December 20, 1993, by and among the Company and the parties signatory thereto, (c) that certain Registration Rights Agreement, dated May 9, 1995, between the Company, Jefferies & Company, Inc., and Dillon, Read & Co. Inc., and (d) that certain Agreement, dated as of November 2, 1995, between the Company and Randolph W. Lenz, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                      (viii) The Company has filed an application to list the Offered Securities on the New York Stock Exchange and has received notification that the listing has been approved subject to notice of issuance.

                      (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the performance by the Company of its obligations under this Agreement, except such as have been obtained and made under the Act and such as may be required under state securities laws.

                      (x) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the properties of the Company or any Significant Subsidiary is subject, or the charter or by-laws of the Company or any Significant Subsidiary, except in each such case, (i) that any rights to indemnity and contribution herein may be limited by federal and state securities laws and public policy considerations and (ii) for such breaches, violations and defaults as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.


                      (xi) This Agreement has been duly authorized, executed and delivered by the Company.

                      (xii) Except as disclosed in the Prospectus, the Company and its Significant Subsidiaries have good title to all real properties and all other properties and assets owned by them that are material to the Company and its subsidiaries taken as a whole, in each case free from liens and encumbrances that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Significant Subsidiaries hold any leased real or personal property that is material to the Company and its subsidiaries taken as a whole under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                      (xiii) The Company and its subsidiaries (A) possess all certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except for those which the failure to so possess could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and (B) have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                      (xiv) Except as disclosed in the Prospectus, no labor strike, slowdown, stoppage or dispute (except for routine disciplinary and grievance matters) with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                      (xv) The Company and its subsidiaries own, possess, have the right to use, or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") used in the conduct of the business now operated by them, except for such failures to so own, possess or have the right to use or acquire such intellectual property rights as which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                      (xvi) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries (i) is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), (ii) owns or operates any real property that to the knowledge of the Company is contaminated with any substance that is subject to any environmental laws, (iii) is to the knowledge of the Company liable for any off-site disposal or contamination pursuant to any environmental laws, or (iv) is to the knowledge of the Company subject to any claim relating to any environmental laws, in each case of clauses (i), (ii), (iii) or (iv) above, which violation, contamination, liability or claim would individually or in the aggregate have a

Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

                      (xvii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that have a reasonable likelihood of being adversely determined and, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened in writing or, to the Company's knowledge, contemplated.

                      (xviii) The financial statements included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial position, as applicable, (a) of the Company and its consolidated subsidiaries, (b) of PPM Cranes, Inc. and its consolidated subsidiaries, in each case as of the dates shown and their results of operations and cash flows for the periods shown (subject in the case of interim financial statements to normal year-end adjustments), and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in the Registration Statement present fairly the information required to be stated therein.

                      (xix) Except as disclosed in the Prospectus, since the date of the latest financial statements included in the Prospectus, there has been no material adverse change, nor any development or event that could reasonably be expected to result in a material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                      (xx) The Company is not, and after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus will not be, an "investment company" as defined in the Investment Company Act of 1940.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price of $29.625 per share, the Firm Securities.

         The Company will deliver the Firm Securities to the Underwriter, against payment of the purchase price in Federal (same day) funds by wire transfer to an account at a United States financial institution designated in advance in writing by the Company, at the office of Skadden, Arps, Slate, Meagher & Flom LLP, at 9:00 A.M., New York time, on June 22,

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1999, or at such other time not later than seven full business days thereafter as Salomon Smith Barney Inc. ("Salomon Smith Barney") and the Company determine, such time being herein referred to as the "First Closing Date". The certificates for the Firm Securities to be so delivered will be in definitive form, in such denominations and registered in such names as Salomon Smith Barney requests and will be made available for checking and packaging at the above office at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from Salomon Smith Barney given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus Supplement, the Underwriter may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriter the number of Optional Securities specified in such notice and the Underwriter agrees to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of the Underwriter and may be purchased by the Underwriter only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time in accordance with this Section 3 and to the extent not previously exercised may be surrendered and terminated at any time upon notice by Salomon Smith Barney to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by Salomon Smith Barney but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Underwriter, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account at a United States financial institution designated in advance in writing by the Company, at the office of Skadden, Arps, Slate, Meagher & Flom LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as Salomon Smith Barney requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office at least 24 hours in advance of such Optional Closing Date.

         4. Offering by Underwriter. It is understood that the Underwriter proposes to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company. The Company agrees with the Underwriter that:

                  (a) Immediately following the execution of this Agreement, the Company will prepare a final Prospectus Supplement that complies with the Act and the Rules and

Regulations and that reflects the terms of the offering of the Offered Securities and such other information as the Underwriter and the Company deem appropriate. The Company will file the Prospectus Supplement with the Commission pursuant to and in accordance with subparagraph (2) (or if applicable and if consented to by Salomon Smith Barney, subparagraph (5)) of Rule 424(b) not later than the second business day following the execution and delivery of this Agreement. The Company will advise Salomon Smith Barney promptly of any such filing pursuant to Rule 424(b).

                  (b) The Company will advise Salomon Smith Barney promptly of any proposal to amend or supplement the Registration Statement or the Prospectus prior to the termination of the offering of the Offered Securities and will not effect such amendment or supplementation without Salomon Smith Barney's consent, which consent shall not be unreasonably withheld or delayed; and, prior to the termination of the offering of the Offered Securities, the Company will also advise Salomon Smith Barney promptly of the effectiveness of any amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by the Underwriter or any dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify Salomon Smith Barney of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither Salomon Smith Barney's consent to, nor the Underwriter's delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in
Section 6.

                  (d) As soon as practicable, but not later than 16 months, after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the first effective date of the Registration Statement relating to the Offered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of this Agreement, which will satisfy the provisions of
Section 11(a) of the Act.

                  (e) The Company will furnish to the Underwriter one copy of the Registration Statement (which will contain conformed signatures and will include all exhibits), each related preliminary prospectus supplement, and, so long as a prospectus relating to the

Offered Securities is required to be delivered under the Act in connection with sales by the Underwriter or any dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as Salomon Smith Barney reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the execution and delivery of this Agreement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriter all such documents.

                  (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as Salomon Smith Barney reasonably designates and will continue such qualifications in effect so long as required for the distribution.

                  (g) During the period of two years hereafter, the Company will furnish to the Underwriter, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Underwriter as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act, or mailed to stockholders.

                  (h) For a period of 90 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, announce their intention to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of Salomon Smith Barney, and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by each of the officers and directors of the Company listed on Schedule B hereto to the effect that each such person will not engage in any of the foregoing transactions (other than bona fide pledges) with respect to any Securities or securities convertible into or exchangeable or exercisable for any Securities, in each case beneficially owned by such person during such period. The foregoing shall not apply to (i) any Securities issuable upon the exercise or redemption of an option or warrant or the conversion or exchange of a security, in each case outstanding on the date of the Prospectus Supplement and in accordance with its terms of the respective securities, (ii) any securities of the Company sold or granted pursuant to the Company's incentive and other benefit plans as in effect as of the date of the Prospectus Supplement, (iii) any shares of its Securities issued upon exercise of the Company's issued and outstanding Equity Rights in accordance with the terms thereof, (iv) any warrants or securities convertible into its Securities issued in exchange for any of the Company's warrants, options or Equity Rights outstanding on the date of the Prospectus Supplement, and (v) securities issued as consideration for any acquisition (pursuant to a merger or otherwise) of one or more entities.

                  (i) The Company agrees with the Underwriter that the Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, for any filing fees and other expenses (including reasonable fees and disburse-ments of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as Salomon Smith Barney reasonably designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriter.

                  (j) The Company agrees that it will use the net proceeds to it from the Offered Securities in the manner described in the Prospectus Supplement under the caption "Use of Proceeds".

         6 Conditions of the Obligations of the Underwriter. The obligations of the Underwriter to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy in all material respects of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Underwriter shall have received a letter, dated the date of delivery thereof (which shall be on or prior to the date of this Agreement), of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                      (i) in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                      (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in or incorporated by reference in the Registration Statement;

                      (iii) on the basis of the review referred to in clause
(ii) above, a reading of the latest available interim financial statements of the Company, and of all subsidiaries of the Company for which such interim financial statements are provided, inquiries of officials of the Company, and of such subsidiaries, who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                            (A) the unaudited financial statements included in
or incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                            (B) at the date of the latest available balance
sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in total debt or any decrease in consolidated net current assets (working capital) or decrease in shareholders' equity of the Company and its consolidated subsidiaries, as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Prospectus; or

                            (C) for the period from the closing date of the
latest income statement included or incorporated by reference in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included or incorporated by reference in the Prospectus, in consolidated net sales or in the total or per share amounts of consolidated net income;

                            (D) based on inquiries of Company officials, at a
subsequent specified date, not more than three business days prior to the date of this Agreement, there was any change in common stock or increase in total debt of the Company and its consolidated subsidiaries, as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Prospectus; or

                            (E) for the period from the closing of the latest
income statement included or incorporated by reference in the Prospectus to a subsequent specified date, not more than three business days prior to the date of this Agreement, based on inquiries of Company officials, there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales or in the total or per share amounts of consolidated net income;

except in all cases set forth in clauses (B) (C), (D) or (E) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                      (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statement (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements.

                  (b) The Prospectus Supplement shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriter, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event that could reasonably be expected to result in a change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, which, in the judgment of the Underwriter, is material and adverse to the Company and its subsidiaries taken as a whole and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating in effect on the date of this Agreement of any debt securities or preferred stock of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriter, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Underwriter shall have received an opinion, dated such Closing Date, of Robinson Silverman Pearce Aronsohn & Berman LLP, counsel to the Company, to the effect that:

                      (i) The Company and each Significant Subsidiary organized under the laws of the State of Delaware are corporations duly incorporated, validly existing and in good standing under the laws of the State of Delaware and have all requisite corporate power and authority to own their respective properties and carry on their respective businesses as described in the Prospectus;

                      (ii) The Offered Securities to be issued pursuant to this Agreement have been duly authorized for issuance to the Underwriter and upon the issuance and delivery of the Offered Securities and the receipt by the Company of all consideration therefor in accordance with the terms of this Agreement, the Offered Securities will be validly issued, fully paid and non-assessable, and free of preemptive rights pursuant to law or in the Company's certificate of incorporation or by-laws, and the Offered Securities will conform in all material respects to the description thereof contained in the Prospectus.

                      (iii) Except for those agreements referred to in the representation in Section 2(a)(vii) above, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to include any securities in the securities registered pursuant to the Registration Statement;

                      (iv) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                      (v) The Company and each Significant Subsidiary incorporated under the laws of the State of New York or the State of Delaware ("Domestic Significant Subsidiaries") are not required to obtain any consent, approval, authorization of, order of, or declaration, filing or registration with, any governmental authority under any Applicable Law (as defined) in connection with or as a condition to consummation by the Company of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such consents, approvals, authorizations, orders, declarations, filings or registrations as have been obtained and made under the Act and such as may be required under state securities laws (with respect to which such counsel need express no opinion).

                      (vi) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been validly executed and delivered by the Company. The execution, delivery and performance by the Company of this Agreement, and compliance by it therewith, do not and will not
(a) conflict with, constitute a default under or violate (i) any provision of the certificate of incorporation or by-laws of the Company or any Domestic Significant Subsidiary, (ii) any Applicable Law (except state securities and blue sky laws, as to which such counsel need express no opinion and except that any rights to indemnity and contribution herein may be limited by federal and state securities laws and public policy considerations); (iii) to such counsel's knowledge, any judgment, order, writ, injunction or decree to which the Company, its Domestic Significant Subsidiaries or any of their respective properties are subject, or (iv) any agreement or instrument filed as an exhibit to the

Registration Statement or any Exchange Act filing incorporated by reference in the Registration Statement.

                      (vii) The Registration Statement was declared effective under the Act at 10:00 a.m. on July 9, 1998, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the best of the knowledge of such counsel based solely upon not having heard anything to the contrary in conversations with the staff of the Securities Exchange Commission, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor instituted, threatened, pending, or contemplated by the Commission, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates and as of such Closing Date (except as to financial statements and related notes, and financial and statistical data and supporting schedules included or incorporated by reference therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and that while such counsel is not passing upon and does not assume responsibility for, and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or any Prospectus (except statements made under the captions "Description of Debt Securities," "Description of Preferred Stock," "Description of Common Stock," "Description of Warrants" and "Description of Rights" in the basic prospectus and "Description of Common Stock" in the Prospectus Supplement, insofar as they relate to legal matters), such counsel shall state that based upon such participation but without independent review or verification, nothing has come to such counsel's attention which causes such counsel to believe that, at the time the Registration Statement or any amendment thereto became effective or as of such Closing Date, the Registration Statement (except as to financial statements and related notes, and financial and statistical data and supporting schedules included or incorporated by reference therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or at such Closing Date the Registration Statement or Prospectus (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings that are required to be described in the Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

         Such counsel may state that, as it relates to enforceability, the opinions expressed in clause (viii) are limited by (1) bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally and
(2) equitable principles of general applicability. Such counsel may also qualify such opinion in other respects reasonably acceptable to Salomon Smith Barney.

                  (e) The Underwriter shall have received an opinion, dated such Closing Date, of Eric I Cohen, general counsel of the Company, to the effect that:

                      (i) The Company and each Significant Subsidiary incorporated within the United States of America (the "Domestic Significant Subsidiaries") have been duly incorporated and are existing corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Prospectus; and the Company and each Domestic Significant Subsidiary are duly qualified to do business as foreign corporations in good standing in all other jurisdictions in which their ownership or lease of property or the conduct of their business requires such qualifications, except to the extent that the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Based on my review of organizational documents (or English translations thereof) of each Significant Subsidiary incorporated outside the United States of America (the "Foreign Significant Subsidiaries") and interviews and statements of persons who are informed as to the formation and status of the Foreign Significant Subsidiaries, the Foreign Significant Subsidiaries have been duly incorporated and are existing corporations in good standing under the laws of their respective countries of organization, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Prospectus; based on my review of organizational documents (or English translations thereof) of the Foreign Significant Subsidiaries and interviews and statements of persons who are informed as to the formation and status of the Foreign Significant Subsidiaries, the Foreign Significant Subsidiaries are duly qualified to do business as foreign corporations in good standing in all other jurisdictions in which their ownership or lease of property or the conduct of their business requires such qualifications, except to the extent that the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                      (ii) Based upon my examination of the corporate stock books and records of each of the Domestic Significant Subsidiaries and the corporate stock books and records (or English translations thereof) of the Foreign Significant Subsidiaries and interviews and statements of persons who are informed as to the status of the Foreign Significant Subsidiaries, the Offered Securities, when issued in accordance with the Underwriting Agreement, will be, and all other outstanding shares of the capital stock of the Company and each Significant Subsidiary have been, duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities;

                      (iii) Except for those agreements referred to in the representation set forth in Section 2(a)(vii) hereof, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                      (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company or any Significant Subsidiary under any Applicable Law for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws (with respect to which such counsel need express no opinion);

                      (v) The execution and delivery of, and performance by the Company of its obligations under, this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Applicable Law or order known to such counsel of any governmental agency or body or any court having jurisdiction over the Company or any Significant Subsidiary or any of their respective properties (except that any rights to indemnity and contribution herein may be limited by federal and state securities laws and public policy considerations), or any agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of properties of the Company or any Significant Subsidiary is subject, or the charter or by-laws of the Company or any Significant Subsidiary.

                      (vi) The Registration Statement was declared effective under the Act at 10:00 a.m. on July 9, 1998, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates and as of such Closing Date, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and that while such counsel is not passing upon and does not assume responsibility for, and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or any Prospectus (except statements made under the captions "Description of Debt Securities," "Description of Preferred Stock,"

"Description of Common Stock," "Description of Warrants" and "Description of Rights" in the basic prospectus and "Description of Common Stock" in the Prospectus Supplement, insofar as they relate to legal matters), such counsel shall state that no facts have come to such counsel's attention in the course of participating with officers and representatives of the Company in the preparation of the Registration Statement (except for financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) to lead it to believe that any part of the Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings required to be described in the Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required; and

                      (vii) This Agreement has been duly authorized, executed and delivered by the Company.

                  Such counsel may state that, as it relates to enforceability, the opinions expressed in clause (vii) are limited by (1) bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally and (2) equitable principles of general applicability. Such counsel may also qualify such opinion in other respects reasonably acceptable to Salomon Smith Barney.

                  (f) The Underwriter shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statement, the Prospectus and other related matters as the Underwriter may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (g) The Underwriter shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct in all material respects; the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; and, subsequent to the date of the most recent financial statements incorporated by reference in the Prospectus, there has been no material adverse change, nor any development or event that could reasonably be expected to result in a material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (h) The Underwriter shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

                  (i) The Offered Securities shall have been approved for listing on the New York Stock Exchange, subject only to notice of issuance.

                  (j) The Company will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and documents as the Underwriter reasonably requests. The Underwriter may in its sole discretion waive compliance with any conditions to the obligations of the Underwriter hereunder, whether in respect of an Optional Closing Date or otherwise.

         7 Indemnification and Contribution.

                  (a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by the Underwriter consists of the information described as such in subsection (b) below.

                  (b) The Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in conformity with written information furnished to the Company by the Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Underwriter consists of the following information in the Prospectus Supplement furnished on behalf of the Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting", and the last paragraph under the caption "Underwriting" concerning over-allotments and stabilizing.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. An indemnifying party shall not be liable for any settlement of any proceeding effected without its prior written consent;

provided, however, that if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request,
(ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriter from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriter shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter (as hereinafter defined) within the meaning of the Act; and the obligations of the Underwriter under this Section shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8 Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If for any reason the purchase of the Offered Securities by the Underwriter is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company and the Underwriter pursuant to Section 7 shall remain in effect; if any Offered Securities have been purchased hereunder, the Company shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Company and the Underwriter pursuant to Section 7 shall remain in effect, and the representations and warranties in Section 2 and all other obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriter is not consummated for any reason other than solely because of the occurrence of any event specified in clause
(iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriter for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         9 Notices. All communications hereunder will be in writing and, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to the Underwriter, c/o Salomon Smith Barney Inc., Seven World Trade Center, New York, N.Y. 10048, Attention: Henrik Ekberg, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Terex Corporation, 500 Post Road East, Westport, CT 06880, Attention: Eric I Cohen.

         10 Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         12 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws. The Company hereby submits to the non-exclusive jurisdiction of the

Federal and state courts in the Borough of Manhattan in The
City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Underwriter's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company and the Underwriter in accordance with its terms.


                                     Very truly yours,

                                     TEREX CORPORATION


                                     By
                                       --------------------------------------
                                     Name:
                                     Title:


         The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.


SALOMON SMITH BARNEY INC.


By  SALOMON SMITH BARNEY INC.


     By
       ---------------------------
     Name:
     Title:

                                   SCHEDULE A


                                                           Number of
                                                         Firm Securities
Underwriter                                              to be Purchased
-----------                                             ----------------

Salomon Smith Barney Inc.                                   3,500,000
                                                            ----------
         Total                                              3,500,000

                                   SCHEDULE B


Ronald M. DeFeo
Marvin B. Rosenberg
G. Chris Andersen
William H. Fike
Don DeFosset
David A. Sachs
Donald P. Jacobs
Joseph F. Apuzzo
Brian J. Henry
Steven E. Hooper
Fil Filipov
Eric I Cohen
Ernest R. Verebelyi
Jack Lascar